UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement with Alset Inc.

On September 15, 2026, DSS, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with Alset Inc., a Texas corporation (“Alset”), pursuant to which Alset has loaned the Company $500,000, in exchange for a convertible promissory note (the “Note”) and warrants to purchase 8,000,000 shares of the Company’s common stock (the “Warrants”). The Note, SPA, and Warrants are collectively referred to herein as the “Transaction Documents.”

The Note is payable upon demand. The Note bears simple interest at 3% per annum. Alset may convert any outstanding principal and interest into shares of the Company’s common stock at $0.50 per share upon notice prior to maturity of the Note, which is five (5) years from the date thereof.

The Warrants are to purchase up to 8,000,000 shares of the Company’s common stock at an exercise price of $0.55 per share. The Warrants expire on their fifth anniversary.

The Transaction Documents will require the approval of the Company’s stockholders prior to the conversion of the Note or exercise of the Warrants.

Alset holds a significant equity interest in the Company directly and through its subsidiaries. The Company and Alset are related parties under the common control of the Company’s Chairman, Chan Heng Fai, who is also the Chairman and Chief Executive Officer of Alset. Chan Tung Moe, a director and Co-Chief Executive Officer of Alset, is also a director of the Company. Lim Sheng Hon Danny, a director and officer of Alset, is also a director of the Company. Three of the Company’s independent directors, Joanne Wong Hiu Pan, Wong Shui Yeung, and William Wu, are also directors of Alset.

The Transaction Documents were approved by the Company’s Board of Directors and Audit Committee.

The foregoing is a summary only and does not purport to be complete. It is qualified in its entirety by reference to the Transaction Documents, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Securities Purchase Agreement, between DSS, Inc. and Alset Inc., dated as of September 15, 2026
10.2	Form of Convertible Promissory Note, between DSS, Inc. and Alset Inc.
10.3	Form of Common Stock Purchase Warrant of DSS, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

Date: September 21, 2026	By:	/s/ Jason Grady
	Name:	Jason Grady
	Title:	Interim Chief Executive Officer